Exhibit 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Florida Banks, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, T. Edwin Stinson, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 12, 2003                   By:  /s/ T. Edwin Stinson, Jr.
                                           ----------------------------------
                                      T. Edwin Stinson, Jr.
                                      Chief Financial Officer


This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q. A signed original of this statement has been provided to the Company and will be retain by the Company and furnished to the Securities and Exchange Commission or its staff upon request.